UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

NOTICE & PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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CF INDUSTRIES HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 14, 2014. Meeting Information CF INDUSTRIES HOLDINGS, INC. Meeting Type: Annual Meeting For holders as of: March 24, 2014 Date: May 14, 2014 Time: 10:00 A.M. CDT Location: 3 Parkway North Suite 400 Deerfield, Illinois 60015 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. CF INDUSTRIES HOLDINGS, INC. 4 PARKWAY NORTH, SUITE 400 DEERFIELD, IL 60015-2590 M70615-P49917-Z62694 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT WITH FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 2014 to facilitate timely delivery. M70616-P49917-Z62694 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR the following nominees and FOR proposals 2 through 8: 1. Election of Directors Nominees: 1a. Robert C. Arzbaecher 4. Approval of an amendment to CF Industries Holdings, Inc.'s Amended and Restated Certificate of Incorporation to eliminate supermajority voting provisions from Article XI (certain amendments to Certificate of Incorporation). 1b. William Davisson 1c. Stephen J. Hagge 5. Approval of an amendment to CF Industries Holdings, Inc.'s Amended and Restated Certificate of Incorporation to grant holders of not less than 25% of our outstanding common stock the right to call a special meeting of stockholders. 1d. Robert G. Kuhbach 6. Approval of an advisory resolution regarding the compensation of CF Industries Holdings, Inc.'s named executive officers. 1e. Edward A. Schmitt 2. Approval of an amendment to CF Industries Holdings, Inc.'s Amended and Restated Certificate of Incorporation to eliminate supermajority voting provisions from Article V (removal of directors). 7. Approval of CF Industries Holdings, Inc.'s 2014 Equity and Incentive Plan. 8. Ratification of the selection of KPMG LLP as CF Industries Holdings, Inc.'s independent registered public accounting firm for 2014. M70617-P49917-Z62694 3. Approval of an amendment to CF Industries Holdings, Inc.'s Amended and Restated Certificate of Incorporation to eliminate supermajority voting provisions from Article X (amendment of bylaws). NOTE: The proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.

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